SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                              Form 8-K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 1999

                       LACLEDE GAS COMPANY
_____________________________________________________________________
      (Exact name of registrant as specified in its charter)

     Missouri                 1-1822                43-0368139
_____________________________________________________________________
 (State or other           (Commission            (IRS Employer
   jurisdiction                File               Identification
       of                     Number)                   No.)
  incorporation)

720 Olive Street       St. Louis, Missouri              63101
_____________________________________________________________________
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (314) 342-0500
                                                   _______________

                             NONE
_____________________________________________________________________
(Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On October 28, 1999 the Company issued its news release announcing its financial results as of September 30, 1999. The news release is attached as Exhibit 1.


Item 7.  Exhibits.

     See the Index to Exhibits.
































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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LACLEDE GAS COMPANY
                                       (Registrant)



                                      By: GERALD T. MCNEIVE, JR.

                                          ___________________________

                                          Gerald T. McNeive, Jr.
                                          Senior Vice President-
                                          Finance and General Counsel


October 28, 1999
     (Date)





















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                    Index to Exhibits

Exhibit No.
___________

    1               Laclede Gas Company news release dated
                    October 28, 1999.